UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) December 8, 2011

UNITED AMERICAN HEALTHCARE CORPORATION

(Exact name of registrant as specified in its charter)

Michigan	001-11638	38-2526913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 East Wacker Drive, Suite 1200 Chicago, Illinois	60601
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (313) 393-4571

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    ☐     Written communications pursuant to Rule 425 under the Securities Act.
    ☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
    ☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
    ☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement.

On December 9, 2011, registrant United American Healthcare Corporation (the “Company”) issued a Promissory Note (the “Note”) in favor of St. George Investments, LLC, an Illinois limited liability company (“St. George”), in exchange for a loan in the amount of $300,000 made by St. George to the Company. The Company will use the proceeds of the loan for working capital purposes.

St. George is an affiliate of John M. Fife, who is the Company’s Chairman, President and Chief Executive Officer.

The principal amount of the Note is $300,000. Interest on the Note accrues at an annual rate of 10%. No payments of principal or interest on the Note are due until the Note matures, which is on the earlier of (a) December 31, 2014, or (b) the date of (i) the sale of all or substantially all of the assets of the Company or Pulse Systems, LLC, a Delaware limited liability company which is the Company’s subsidiary, (ii) the merger of the Company or Pulse Systems, LLC, or (iii) the sale of all or substantially all of the equity of the Company or Pulse Systems, LLC.

Only upon an event of default (as defined in the Note), the holder of the Note may elect to convert all or any part of the outstanding principal of, and the accrued but unpaid interest on, the Note into newly issued shares of common stock of the Company (“Common Stock”) at a conversion price of $0.0226 per share.  The conversion price is based on 110% of the average of the closing bid prices for the Common Stock on the five trading days ending December 9, 2011, which was the day following the date on which the Company’s Board of Directors approved the Note and the related loan transaction.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 8, 2011, the Company held its annual meeting of shareholders (the “Annual Meeting”) to consider and vote on the following proposals:

1.	To elect three directors for terms to expire at the 2014 annual meeting of shareholders, or until their respective successors are duly elected and qualified;

2.	To amend the Company’s Articles of Incorporation to increase the number of authorized shares of the Company’s common stock from 15,000,000 shares to 150,000,000 shares; and

3.	To ratify the appointment of UHY LLP as the Company’s independent registered public accounting firm for fiscal 2012.

The number of shares of Common Stock issued, outstanding and eligible to vote at the Annual Meeting as of the record date of November 4, 2011, was 11,817,766.  10,018,621 shares were represented at the Annual Meeting (in person or by proxy), constituting 84.8% of the outstanding shares entitled to vote.  The election of directors and each of the other proposals received the requisite approval by the Company’s shareholders.  The final results of the voting on each of the matters presented to the Company’s shareholders are as follows:

    1.           Election of Directors

Name John M. Fife Scott Leece Karl Fife	For 6,359,839 6,360,134 6,359,479	Withheld 78,971 78,676 79,331

    2.           Increase in the Number of Authorized Shares of Common Stock

For 9,324,666	Against 870,817	Abstain 1,261

    3.           Ratification of UHY LLP as the Company's Independent Registered Public Accounting Firm for Fiscal 2012

For 9,889,794	Against 181,481	Abstain 125,469

Item 9.01	Financial Statements and Exhibits.

    (d) Exhibits.

Exhibit No.	Description
4.1	Promissory Note dated December 9, 2011, made by the Company in favor of St. George.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 14, 2011	UNITED AMERICAN HEALTHCARE CORPORATION
	By:	/s/ John M. Fife
		Name:	John M. Fife
		Title:	President and Chief Executive Officer

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